UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27,  2015

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 2, 2015, the Company issued a press release regarding the Company’s financial results for the quarter ended September 30, 2015.  A copy of the Company’s press release is furnished and attached as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Board of Directors Transition

(b)  On October 27, 2015, Allan Kwan submitted his resignation from the Board of Directors (the “Board”) of the Company, effective as of November 5, 2015. Mr. Kwan served in the class of directors whose term of office expires at the Company’s 2016 Annual Meeting of Stockholders. Mr. Kwan’s resignation was in connection with the new director appointment described below and was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d)  On October 27, 2015, the Board appointed Ihab Tarazi to the Board, to serve as a Class III director with a term to expire at the Company’s 2016 Annual Meeting of Stockholders or until such time as his successor is duly elected and qualified, or until the earlier of his death, resignation or removal. Mr. Tarazi’s appointment was recommended to the Board by the Nominating and Corporate Governance Committee of the Board.

Mr. Tarazi will receive compensation for his service as a director in accordance with the Company’s compensation policies for non-employee directors, which are described under the caption “Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 1, 2015.

The Company intends to enter into its standard form of indemnification agreement with Mr. Tarazi (the “Indemnity Agreement”). The Indemnity Agreement provides, among other things, that the Company will indemnify Mr. Tarazi, under the circumstances and to the extent provided for therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his service to the Company as a director, and otherwise to the fullest extent under applicable law.

There are no arrangements or understandings between Mr. Tarazi and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between Mr. Tarazi and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Tarazi and the Company.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits.

Exhibit Number	Description

99.1	Press Release issued by NeoPhotonics Corporation on November 2, 2015 regarding the Company’s financial results for the quarter ended September 30, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2015	NEOPHOTONICS CORPORATION

	By:	/s/ Clyde R. Wallin
Clyde R. Wallin
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by NeoPhotonics Corporation on November 2, 2015 regarding the Company’s financial results for the quarter ended September 30, 2015.